SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

March 20, 2003

Date of Report (Date of earliest event reported)

PEERLESS SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-21287	95-3732595
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2381 Rosecrans Avenue El Segundo, CA 90245

(Address of principal executive offices) (Zip Code)

(310) 536-0908

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On March 20, 2003, Peerless Systems Corporation (the “Registrant”) announced its financial results for the fiscal quarter ended January 31, 2003 and its full year ended January 31, 2003 in a press release dated March 20, 2003. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

Exhibit 99.1 Press Release of the Registrant dated March 20, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2003	By:	/s/ WILLIAM R. NEIL
William R. Neil Vice President of Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of the Registrant dated as of March 20, 2003

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